Exhibit 99.1
NEWS RELEASE

NuVasive Announces Second Quarter 2022 Financial Results
–Strong year-over-year net sales growth, driven by new product introductions–
–Company reiterates full-year guidance range for reported year-over-year net sales growth of 6%–8%–
–Company updates full-year guidance range for GAAP diluted EPS; maintains prior non-GAAP diluted EPS range provided May 4, 2022–
SAN DIEGO – August 3, 2022 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended June 30, 2022.
Second Quarter 2022
•Net sales were $310.5 million, a 5.3% increase as reported and a 7.8% increase on a constant currency basis, compared to the prior year period;
•GAAP operating margin of 10.7%; Non-GAAP operating margin of 13.0%; and
•GAAP diluted loss per share of ($0.02); Non-GAAP diluted earnings per share of $0.47.
“We are encouraged by our top-line growth in the second quarter, driven by procedure volumes, new product introductions, and continued global execution of our growth strategies,” said Chris Barry, chief executive officer of NuVasive. “As surgeons look for differentiated technologies to enable more intelligent surgery, our C360 portfolio, X360 portfolio and Pulse platform will continue to support our innovation strategy. While we are experiencing the macro environmental pressures that face many companies, we remain focused on our commitment to deliver value to all stakeholders—most importantly, to change the lives of more patients around the world.”
Second Quarter 2022 Results
NuVasive reported total net sales of $310.5 million, a 5.3% increase as reported and a 7.8% increase on a constant currency basis, compared to $294.8 million in the prior year period. Second quarter 2022 total net sales were driven by the 2021 commercial launches of the Simplify Cervical Disc and the Pulse platform, as well as higher procedure volume in the U.S. and strong international performance.
For the second quarter of 2022, GAAP gross profit was $224.7 million, compared to $216.5 million in the prior year period. GAAP gross margin was 72.4%, compared to 73.4% in the prior year period. On a non-GAAP basis, gross profit was $224.7 million, compared to $217.1 million in the prior year period. Non-GAAP gross margin was 72.4%, compared to 73.6% in the prior year period.
The Company reported GAAP net loss of ($0.9) million, or diluted loss per share of ($0.02), compared to GAAP net income of $1.8 million, or diluted earnings per share of $0.03 in the prior year period. On a non-GAAP basis, the Company reported net income of $24.8 million, or diluted earnings per share of $0.47, compared to non-GAAP net income of $31.2 million, or diluted earnings per share of $0.60 in the prior year period.
Cash and cash equivalents were $226.0 million as of June 30, 2022.

Full-year 2022 Financial Guidance
Based on the Company’s strong performance for the six months ended June 30, 2022, the Company reiterated its full-year guidance range for reported net sales growth. Based on updated expectations for foreign currency exchange rates, the Company revised its guidance range for constant currency net sales growth, as well as for GAAP operating margin, as shown in the table below. In addition, the Company updated its full-year guidance range for GAAP diluted EPS and maintained its prior non-GAAP diluted EPS range provided on May 4, 2022.

	Prior guidance range **		Current guidance range **
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net sales growth (reported)*	6.0%-8.0%	6.0%-8.0%	6.0%-8.0%	6.0%-8.0%
Net sales growth (constant currency)*		7.5%-9.5%		8.7%-10.7%
Operating margin	6.3%-7.8%	13.0%-14.5%	7.6%-9.1%	13.0%-14.5%
Diluted earnings per share	$1.05-$1.35***	$2.15-$2.45	$0.95-$1.25***	$2.15-$2.45
* Reflects expectations for net sales growth in 2022 compared to 2021. Net sales growth on a constant currency basis excludes year-over-year currency fluctuations, which the Company currently expects to create a negative impact of approximately 270 basis points in 2022.
** Prior guidance reflects ranges provided on May 4, 2022. Current guidance reflects ranges provided on August 3, 2022.
*** Reflects updated expectations for the impact on diluted EPS of applying the if-converted method to the Company’s convertible notes. Additionally, includes the impact of net unrealized foreign currency exchange gains or losses incurred as of June 30, 2022, and does not assume future net unrealized gains or losses related to foreign currency exchange rates.
A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this press release and in the Investor Relations section of our website.
Conference Call and Webcast
NuVasive will hold a conference call on Wednesday, August 3, 2022, at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the second quarter 2022. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call and supplemental financial information of our second quarter 2022 results will be available on the Investor Relations page of our website at www.nuvasive.com. An audio replay of the call will be available until August 10, 2022. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13731013. In addition, the webcast will be archived on NuVasive's website.
About NuVasive
NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company's less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company's comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Reconciliation of GAAP to Non-GAAP Information
Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.
Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below in the financial tables accompanying this press release are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Forward-Looking Statements
NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the second quarter 2022, as well as projections for 2022 financial guidance and expectations regarding longer-term financial performance. The Company’s results for the second quarter of 2022 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. In addition, the Company's projections for 2022 financial guidance and expectations regarding longer-term financial performance represent initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.
# # #

Investor contact:
Juliet C. Cunningham
NuVasive, Inc.
858-210-2129
investorrelations@nuvasive.com

Media contact:
Melanie Ordoñez
NuVasive, Inc.
858-722-3899
media@nuvasive.com

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
(unaudited)	2022	2021	2022	2021
Net sales:
Products	$280,419	$266,763	$546,392	$512,214
Services	30,032	28,065	54,821	53,863
Total net sales	310,451	294,828	601,213	566,077
Cost of sales (excluding below amortization of intangible assets):
Products	65,267	58,584	122,450	111,886
Services	20,491	19,696	42,405	38,205
Total cost of sales	85,758	78,280	164,855	150,091
Gross profit	224,693	216,548	436,358	415,986
Operating expenses:
Selling, general and administrative	160,696	157,397	320,977	303,351
Research and development	25,913	21,764	49,271	43,988
Amortization of intangible assets	12,637	15,088	25,669	28,425
Business transition costs	(7,624)	11,553	(4,564)	17,137
Total operating expenses	191,622	205,802	391,353	392,901
Interest and other expense, net:
Interest income	262	9	305	96
Interest expense	(4,352)	(4,388)	(8,731)	(12,418)
Other (expense) income, net	(29,681)	1,269	(13,437)	(11,257)
Total interest and other expense, net	(33,771)	(3,110)	(21,863)	(23,579)
(Loss) income before income taxes	(700)	7,636	23,142	(494)
Income tax expense	(193)	(5,837)	(4,834)	(5,217)
Consolidated net (loss) income	$(893)	$1,799	$18,308	$(5,711)

Net (loss) income per share:
Basic	$(0.02)	$0.03	$0.35	$(0.11)
Diluted	$(0.02)	$0.03	$0.35	$(0.11)
Weighted average shares outstanding:
Basic	52,022	51,567	51,926	51,473
Diluted	52,022	52,211	57,299	51,473

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par value data)
	June 30, 2022	December 31, 2021
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$225,985	$246,091
Accounts receivable, net of allowances of $19,166 and $21,064, respectively	233,573	214,398
Inventory, net	331,708	315,845
Prepaid income taxes	5,232	5,425
Prepaid expenses and other current assets	26,812	20,665
Total current assets	823,310	802,424
Property and equipment, net	326,484	303,664
Intangible assets, net	208,323	242,675
Goodwill	629,889	633,467
Operating lease right-of-use assets	98,547	102,987
Deferred tax assets	61,115	48,003
Restricted cash and investments	1,494	1,494
Other assets	25,026	19,361
Total assets	$2,174,188	$2,154,075
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$123,780	$115,614
Contingent consideration liabilities	60,292	7,986
Accrued payroll and related expenses	60,284	66,596
Operating lease liabilities	10,298	9,867
Income tax liabilities	959	828
Senior convertible notes	445,745	—
Total current liabilities	701,358	200,891
Long-term senior convertible notes	442,864	884,984
Deferred tax liabilities	11,716	3,049
Operating lease liabilities	106,685	111,592
Contingent consideration liabilities	70,649	139,824
Other long-term liabilities	14,347	18,528
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized at June 30, 2022 and December 31, 2021; 58,863 shares issued and 52,061 outstanding at June 30, 2022; 58,469 shares issued and 51,769 outstanding at December 31, 2021	63	63
Additional paid-in capital	1,453,013	1,434,976
Accumulated other comprehensive loss	(7,210)	(7,792)
Retained earnings	64,016	45,708
Treasury stock at cost; 6,802 shares and 6,700 shares at June 30, 2022 and December 31, 2021, respectively	(683,313)	(677,748)
Total equity	826,569	795,207
Total liabilities and equity	$2,174,188	$2,154,075

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	Six Months Ended June 30,
(unaudited)	2022	2021
Operating activities:
Consolidated net income (loss)	$18,308	$(5,711)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	73,285	73,954
Deferred income taxes	(5,304)	(2,942)
Amortization of non-cash interest	3,932	4,721
Stock-based compensation	14,321	13,007
Changes in fair value of contingent consideration	(8,836)	5,957
Net loss (gain) on strategic investments	232	(2,101)
Net loss from foreign currency adjustments	13,574	13,402
Reserves on current assets	(1,461)	8,716
Other non-cash adjustments	8,231	7,249
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(22,596)	(11,541)
Inventory	(14,632)	(20,442)
Prepaid expenses and other current assets	(111)	(1,589)
Accounts payable and accrued liabilities	(6,057)	(5,244)
Accrued payroll and related expenses	(5,207)	1,902
Income taxes	413	58
Net cash provided by operating activities	68,092	79,396
Investing activities:
Acquisition of Simplify Medical, net of cash acquired	—	(149,463)
Payment of contingent consideration for Simplify Medical	—	(45,850)
Acquisitions and investments	(5,250)	(500)
Purchases of intangible assets	—	(1,200)
Purchases of property and equipment	(68,745)	(53,483)
Proceeds from sales of marketable securities	—	127,023
Proceeds from maturities of marketable securities	—	46,000
Other investing activities	(698)	180
Net cash used in investing activities	(74,693)	(77,293)
Financing activities:
Payment of contingent consideration	(6,839)	(3)
Proceeds from the issuance of common stock	3,716	3,803
Purchases of treasury stock	(5,565)	(6,964)
Payments upon settlement of senior convertible notes	—	(649,426)
Other financing activities	(982)	(671)
Net cash used in financing activities	(9,670)	(653,261)
Effect of exchange rate changes on cash	(3,835)	(1,573)
Decrease in cash, cash equivalents and restricted cash	(20,106)	(652,731)
Cash, cash equivalents and restricted cash at beginning of period	247,585	858,363
Cash, cash equivalents and restricted cash at end of period	$227,479	$205,632

For the Three Months Ended June 30, 2022
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [6]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$224,693	$33,071	$(893)	$(0.02)	$52,022	$(893)
	% of net sales	72.4%	10.7%
	Amortization of intangible assets		12,637	12,637
	Litigation related expenses and settlements 1		(353)	(353)			(353)
	Business transition costs [2]		(7,624)	(7,624)			(7,624)
	European medical device regulation [3]		2,755	2,755			2,755
	Net loss on strategic investments			232			232
	Non-cash acquisition-related foreign currency impacts [4]			25,093			25,093
	Tax effect of adjustments [5]			(7,009)
	Interest expense/(income), net						4,090
	Income tax expense						193
	Depreciation and amortization						36,484
	Non-cash stock-based compensation						7,514
	Adjusted Non-GAAP	$224,693	$40,486	$24,838	$0.47	$52,539	$67,491
	% of net sales	72.4%	13.0%				21.7%

1	Represents expenses and settlements associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
2	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
3	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
4	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
5	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
6	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Six Months Ended June 30, 2022
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS 7	Diluted WASO [8]	Net Income to Adjusted EBITDA
	Reported GAAP	$436,358	$45,005	$18,308	$0.35	$57,299	$18,308
	% of net sales	72.6%	7.5%
	Non-cash purchase accounting adjustments on acquisitions [1]	557	557	557			557
	Amortization of intangible assets		25,669	25,669
	Litigation related expenses and settlements [2]		2,848	2,848			2,848
	Business transition costs [3]		(4,564)	(4,564)			(4,564)
	European medical device regulation [4]		4,946	4,946			4,946
	Net loss on strategic investments			232			232
	Non-cash acquisition-related foreign currency impacts [5]			15,775			15,775
	Tax effect of adjustments [6]			(10,777)
	Interest expense/(income), net						8,426
	Income tax expense						4,834
	Depreciation and amortization						73,285
	Non-cash stock-based compensation						$14,321
	Adjusted Non-GAAP	$436,915	$74,461	$52,994	$1.01	$52,475	$138,968
	% of net sales	72.7%	12.4%				23.1%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents expenses and settlements associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
3	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
6	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
7	Reported GAAP diluted EPS is calculated using Net Income plus interest and debt issuance costs on senior convertible notes whose effect is dilutive, net of tax divided by diluted WASO.
8	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

For the Three Months Ended June 30, 2021
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [7]	Net Income to Adjusted EBITDA
	Reported GAAP	$216,548	$10,746	$1,799	$0.03	$52,211	$1,799
	% of net sales	73.4%	3.6%
	Non-cash purchase accounting adjustments on acquisitions [1]	556	556	556			556
	Amortization of intangible assets		15,088	15,088
	Litigation related expenses and settlements [2]		1,287	1,287			1,287
	Business transition costs [3]		11,553	11,553			11,553
	European medical device regulation [4]		1,689	1,689			1,689
	Net gain on strategic investments			(2,101)			(2,101)
	Non-cash acquisition-related foreign currency impacts [5]			3,545			3,545
	Tax effect of adjustments [6]			(2,243)
	Interest expense/(income), net						4,379
	Income tax expense						5,837
	Depreciation and amortization						37,522
	Non-cash stock-based compensation						5,298
	Adjusted Non-GAAP	$217,104	$40,919	$31,173	$0.60	$52,211	$71,364
	% of net sales	73.6%	13.9%				24.2%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
3	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
6	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
7	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Six Months Ended June 30, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO 7	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$415,986	$23,085	$(5,711)	$(0.11)	$51,473	$(5,711)
	% of net sales	73.5%	4.1%
	Non-cash purchase accounting adjustments on acquisitions [1]	742	742	742			742
	Amortization of intangible assets		28,425	28,425
	Litigation related expenses and settlements [2]		3,248	3,248			3,248
	Business transition costs [3]		17,137	17,137			17,137
	European medical device regulation [4]		3,564	3,564			3,564
	Net gain on strategic investments			(2,101)			(2,101)
	Non-cash acquisition-related foreign currency impacts [5]			13,393			13,393
	Tax effect of adjustments [6]			(8,494)
	Interest expense/(income), net						12,322
	Income tax expense						5,217
	Depreciation and amortization						73,954
	Non-cash stock-based compensation						13,007
	Adjusted Non-GAAP	$416,728	$76,201	$50,203	$0.96	$52,140	$134,772
	% of net sales	73.6%	13.5%				23.8%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
3	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
6	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
7	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP EPS

			2022 Guidance Range [1,2]
		2021 Actuals [1]	Prior	Current
	GAAP diluted earnings (loss) per share	$(1.24)	$1.05 - 1.35	$0.95 - 1.25
	Impact of dilution [3]	0.02	~0.05	~0.05
	Amortization of intangible assets	1.10	~1.00	~1.00
	European medical device regulation [4]	0.16	~0.30	~0.25
	Inventory charges associated with product withdrawal [5]	0.27	—	—
	Other [6]	1.83	~0.05	~0.30
	Tax effect of adjustments [7]	(0.45)	~(0.30)	~(0.40)
	Non-GAAP diluted earnings per share	$1.68	$2.15 - 2.45	$2.15 - 2.45

1	Data has been intentionally rounded and may not sum.
2	Prior guidance reflects the range provided May 4, 2022. Current guidance reflects the range provided August 3, 2022.
3	GAAP diluted EPS includes the dilutive impact of applying the if-converted method to the Company's convertible notes. Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
6	Includes costs primarily associated with litigation related expenses and settlements, non-cash acquisition-related foreign currency impacts, non-cash purchase accounting adjustments on acquisitions, net gain on strategic investments and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.
7	Represents the impact from tax affecting the adjustments above at their statutory tax rate.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP Operating Margin %

			2022 Guidance Range [1,2]
		2021 Actuals [1]	Prior	Current
	GAAP Operating Margin %	(1.1)%	6.3% - 7.8%	7.6% - 9.1%
	Amortization of intangible assets	5.0%	~4.4%	~4.4%
	European medical device regulation [3]	0.7%	~1.3%	~1.0%
	Inventory charges associated with product withdrawal [4]	1.3%	—	—
	Other [5]	6.8%	~1.0%	—
	Non-GAAP Operating Margin %	12.8%	13.0% - 14.5%	13.0% - 14.5%

1	Data has been intentionally rounded and may not sum.
2	Prior guidance reflects the range provided May 4, 2022. Current guidance reflects the range provided August 3, 2022.
3	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
4	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
5	Includes costs primarily associated with litigation related expenses and settlements, non-cash purchase accounting adjustments on acquisitions, and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.